CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement of Water Chef, Inc. on Form S-8 of our report dated April 6, 2000, which was included in Water Chef, Inc's. Form 10-KSB for the year ended December 31, 1999

                                                   /s/ Feldman Sherb & Co., P.C.
                                                       -------------------------
                                                       Feldman Sherb & Co., P.C.
                                                    Certified Public Accountants

New York, New York
August 22, 2000